UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 29, 2008
Date of Report
(Date of earliest event reported)
________________

ING USA ANNUITY AND LIFE INSURANCE COMPANY
(Exact name of registrant as specified in charter)
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Iowa	001-32625	41-0991508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 Dunwoody Drive, West Chester, Pennsylvania		19380-1478
(Address of principal executive offices)		(Zip Code)

(610) 425-3400
(Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report) ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits.

     The following documents are filed with reference to and are hereby incorporated by reference into the Registration on Form S-3 (File No. 333-123457), as amended, of ING USA Annuity and Life Insurance Company, filed with the Securities and Exchange Commission on March 18, 2005, as amended by Amendment No. 1, filed on April 22, 2005, Amendment No. 2, filed on May 17, 2005, Post-Effective Amendment No. 1 filed on June 16, 2006 and Post-Effective Amendment No. 2 filed on September 8, 2006.

(d) Exhibits

Exhibit
Number	Description

Exhibit 4.1	Omnibus Instrument, dated as of May 21, 2008, relating to ING USA Global Funding Trust 6

Exhibit 4.2	Institutional Global Note, dated as of May 29, 2008

Exhibit 4.3	Funding Agreement issued by ING USA Annuity and Life Insurance Company to ING USA Global Funding Trust 6, effective as of May 29, 2008

Exhibit 5.1	Opinion of Eric G. Banta, internal counsel for ING USA Annuity and Life Insurance Company

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to ING USA Annuity and Life Insurance Company

Exhibit 8	Opinion of Sidley Austin LLP, counsel to ING USA Annuity and Life Insurance Company (re: tax matters)

Exhibit 23.1	Consent of Eric G. Banta, internal counsel for ING USA Annuity and Life Insurance Company (included in Exhibit 5.1)

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

Exhibit 23.4	Consent of Sidley Austin LLP (included in Exhibit 8)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ING USA ANNUITY AND LIFE INSURANCE COMPANY

By: /s/ Karen Czizik
Date:	May 29, 2008	Karen Czizik
Vice President

EXHIBIT INDEX
Exhibit
Number	Description
Exhibit 4.1	Omnibus Instrument, dated as of May 21, 2008, relating to ING USA Global Funding Trust 6

Exhibit 4.2	Institutional Global Note, dated as of May 29, 2008

Exhibit 4.3	Funding Agreement issued by ING USA Annuity and Life Insurance Company to ING USA Global Funding Trust 6, effective as of May 29, 2008

Exhibit 5.1	Opinion of Eric G. Banta, internal counsel for ING USA Annuity and Life Insurance Company

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to ING USA Annuity and Life Insurance Company

Exhibit 8	Opinion of Sidley Austin LLP, counsel to ING USA Annuity and Life Insurance Company (re: tax matters)

Exhibit 23.1	Consent of Eric G. Banta, internal counsel for ING USA Annuity and Life Insurance Company (included in Exhibit 5.1)

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

Exhibit 23.4	Consent of Sidley Austin LLP (included in Exhibit 8)